UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Latin America Equity Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater shares price volatility. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also "non-diversified" and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.81%, 2.88% and 2.70% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods for Class B and C shares and the 3-year, 5-year and 10-year periods for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Latin America Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Latin America Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	22.78%	22.71%	49.66%	29.78%	14.02%
Class B	22.20%	21.58%	48.35%	28.70%	13.10%
Class C	22.25%	21.70%	48.47%	28.76%	13.12%
MSCI EM Latin America Index+	26.61%	28.46%	52.05%	33.59%	15.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 62.69	$ 61.85	$ 61.85
10/31/06	$ 57.68	$ 56.99	$ 56.96
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .27	$ —	$ —
Capital Gain Distributions	$ 6.87	$ 6.87	$ 6.87
Class A Lipper Rankings — Latin American Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	15	of	18	79
3-Year	15	of	18	79
5-Year	15	of	18	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Latin America Equity Fund — Class A [] MSCI EM Latin America Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,566	$31,593	$34,702	$35,003
	Average annual total return	15.66%	46.73%	28.25%	13.35%
Class B	Growth of $10,000	$11,858	$32,448	$35,203	$34,260
	Average annual total return	18.58%	48.05%	28.62%	13.10%
Class C	Growth of $10,000	$12,170	$32,727	$35,397	$34,301
	Average annual total return	21.70%	48.47%	28.76%	13.12%
MSCI EM Latin America Index+	Growth of $10,000	$12,846	$35,150	$42,553	$42,273
	Average annual total return	28.46%	52.05%	33.59%	15.51%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.52% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Latin America Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	22.91%	23.06%	50.00%	30.09%	14.32%
MSCI EM Latin America Index+	26.61%	28.46%	52.05%	33.59%	15.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 62.84
10/31/06	$ 57.90
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .45
Capital Gain Distributions	$ 6.87
Class S Lipper Rankings — Latin American Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	18	64
3-Year	14	of	18	74
5-Year	14	of	18	74
10-Year	7	of	8	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Latin America Equity Fund — Class S [] MSCI EM Latin America Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,306	$33,753	$37,260	$38,137
	Average annual total return	23.06%	50.00%	30.09%	14.32%
MSCI EM Latin America Index+	Growth of $10,000	$12,846	$35,150	$42,553	$42,273
	Average annual total return	28.46%	52.05%	33.59%	15.51%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,227.80	$ 1,222.00	$ 1,222.50	$ 1,229.10
Expenses Paid per $1,000*	$ 9.50	$ 14.60	$ 14.16	$ 8.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,016.27	$ 1,011.65	$ 1,012.05	$ 1,017.50
Expenses Paid per $1,000*	$ 8.60	$ 13.22	$ 12.82	$ 7.35
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Latin America Equity Fund	1.72%	2.65%	2.57%	1.47%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Paul Rogers and Portfolio Manager Terrence Gray discuss DWS Latin America Equity Fund's strategy and the market environment during the six-month period ended April 30, 2007.

Q: How did the Latin American stock markets perform during the semiannual period?

A: Stocks in Latin America performed very well during the past six months, building on an uptrend that has been in place since early 2003. The reasons for the rally are both technical and fundamental in nature. With regard to the former, a high level of global liquidity — in other words, the availability of cash to be put to work in the financial markets — has been supportive for all higher-risk asset classes, emerging markets in particular. Latin America has been a key beneficiary of this trend, largely because of the second key factor: its robust fundamentals. The region boasts the strongest economic backdrop in decades, with a large turnaround in its trade accounts, sound fiscal policies and low debt financing requirements. These healthy economic fundamentals have caused investors to view the region as being less risky, and this in turn has led to lower interest rates — an important development since this lowers the financing costs of the region's borrowers. We believe Brazil, Colombia and Peru are all headed toward investment-grade ratings.

Fundamentals are also strong on the corporate level. Relative to other emerging markets, Latin America exhibits some of the highest earnings growth expectations as well as the lowest price-to-earnings ratios. Returns on equity are also among the highest in the world, further supporting Latin equities.

Trends in the currency markets provided an additional benefit to dollar-based investors. While the Mexican peso weakened modestly, this was more than outweighed by the strength of the Brazilian real. As of April 30, 2007, only 2.034 reales were required to purchase one US dollar, compared with 2.145 on October 31, 2006. Since the value of the fund's holdings are translated into dollars, the rising value of the real provided a boost to performance.

Despite this broadly positive environment, the Latin American markets experienced a sharp correction in late February and early March. Although a brief sell-off in China and concerns over subprime mortgages in the United States were cited as reasons for the decline, we believe the contraction in the Latin American markets was largely the result of short-term profit-taking following their spectacular run in 2006. We are encouraged by the speed of the subsequent turnaround in March, which was driven by an upturn in commodity prices and investors' recognition that the region's fundamentals remain solid.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2007, was strong on an absolute basis at 22.78%. However, the fund underperformed the 26.61% return of its benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index, as well as the 25.09% average return of the funds in its Lipper peer group, Latin America Funds.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

1 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Latin America Funds category consists of funds which concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors influenced performance?

A: The fund did well on an absolute basis, and shareholders who have been in the fund for the past three years have enjoyed a cumulative total return of 235.20% during that time. Still, the fund underperformed the benchmark during the past six months as a result of its being too conservatively positioned to fully participate in the strong rally in the region's markets. Specifically, performance was hurt by the fact the fund did not have a larger weighting in the smaller markets of Chile and Peru, both of which surged on the strength of rising commodities prices. A corresponding overweight in Mexico had a negative impact on performance given that the market was affected by the fears of slower growth in the United States.3

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of specific fund holdings that underperformed, positions in the Brazilian discount airliners Gol-Linhas Aereas Inteligentes SA and Tam SA were weighed down by a strike, a mid-air collision involving one of Gol's planes, and industry overcapacity. Both stocks have been sold from the portfolio. In Mexico, notable underperformers were the homebuilder Corporacion GEO SAB de CV ("Geo"), whose shares were pressured by the growing supply of homebuilding stocks available in the Mexican stock market, and the beverage company Fomento Economico Mexicano SA de CV ("Femsa"), which was hurt by weather trends, distribution issues and weak overall beer sales. Also detracting from relative performance were our premature sales of the fund's positions in Southern Copper Corp. and the steel producer Gerdau SA.

On the positive side, performance was helped by our decision to hold underweight positions in the large-cap Mexican stocks Grupo Televisa SA and the cement company Cemex SAB de CV, which was hurt by slowing construction activity in the United States. Also helping returns was our decision to underweight Petroleo Brasiliero SA ("Petrobras") in favor of the mining company Companhia Vale do Rio Doce ("CVRD"), which returned more than 60% on the strength of rising prices for both iron ore and nickel. Other top contributors were Lan Airlines SA, the Chilean airliner, and Net Servicos de Comunicacao SA, a cable television provider in Brazil that is expanding into high-speed Internet and telephone services. Finally, we are pleased to report that three initial public offerings (IPOs) that we purchased for the fund — Grupo FAMSA SAB, a Mexican retailer; Axtel SAB de CV, a telecommunications provider in Mexico; and Lupatech SAB, a Brazilian energy services company — all contributed positively to performance. Our selection proved effective in this area given that only about one in four IPOs outperformed their relative benchmarks over the last 16 months.

Q: What are some notable changes you made to the portfolio during the semiannual period?

A: We reduced our holdings in Mexican companies Cemex, Femsa and Geo on concerns of spreading weakness from the US economy, and purchased Banco Bradesco SA and Banco do Brasil SA, both of which are positioned to take advantage of growing personal wealth in Brazil. Second, we reduced the fund's weighting in larger-capitalization stocks. This shift was achieved largely through the purchase of small-cap Brazilian companies that provide exposure to rising consumer spending in that country. In addition to the IPOs mentioned above, we also purchased shares in the following companies:

All America Latina Logistica	Railroad logistics
Dufry South America Ltd.	Duty free stores
Bematech Industria e Comercio de Equipamentos Eletronicos SA	Technology provider to retailers
Duratex SA	Housing materials
GVT Holding SA	Fixed-line telecommunications
JBS SA	Beef processing

The result is that the fund has shifted down the market capitalization scale, as can be seen in the chart below, and is holding more stocks of $1 to $3 billion in market capitalization. This is not the result of a top-down decision-making process, but rather the fact that our fundamental analysis showed all of these companies to be attractive investments with strong growth profiles. We believe the fund's investment in these companies is an important sign of the growing depth of the Latin American markets.

	4/30/2006	10/31/2006	4/30/2007
Less than $1 billion	1.37%	5.01%	2.73%
$1 billion-$3 billion	8.65	15.50	18.11
$3 billion-$5 billion	12.85	6.05	7.62
$5 billion-$10 billion	13.21	11.15	8.06
Greater than $10 billion	63.92	62.29	63.48
Total	100.00	100.00	100.00

Source: Deutsche Bank

Q: What is your overall view of the Latin American markets?

A: As we have expressed in the past, it is natural to expect that Latin American equities will pause for a breather after four years of outperformance. Still, we believe the fundamental factors that underpinned this long rally remain in place. Among our reasons for optimism are the prospects for lower interest rates, stronger currencies, better fiscal and budget discipline, rising disposable income and greater corporate transparency. In addition, with the plethora of new companies coming to market, the opportunity now exists to invest in sectors that in the past were underrepresented — from real estate to health care to insurance to agribusiness.

As always, we acknowledge that Latin America will not be immune if the US economy falls into recession and drags commodity prices lower. However, we believe the combination of low inflation, falling interest rates and healthy balance sheets in the major Latin economies will keep the domestic growth engine on track.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Diversification (Excludes Cash Equivalents)	4/30/07	10/31/06

Brazil	53%	57%
Mexico	35%	32%
Argentina	4%	4%
Chile	3%	3%
Bermuda	2%	1%
United States	1%	3%
Panama	1%	—
Colombia	1%	—
	100%	100%
Sector Diversification (As a % of Equity Securities)	4/30/07	10/31/06

Materials	20%	19%
Financials	19%	15%
Telecommunication Services	18%	17%
Energy	13%	19%
Industrials	10%	6%
Consumer Staples	9%	12%
Consumer Discretionary	9%	8%
Utilities	2%	3%
Heath Care	—	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (61.1% of Net Assets)
1. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	14.0%
2. America Movil SAB de CV Provider of wireless communication services	Mexico	13.2%
3. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	9.6%
4. Banco Bradesco SA Provider of banking services	Brazil	5.3%
5. Banco Itau Holding Financeira SA Provider of banking services	Brazil	4.6%
6. Cemex SAB de CV Producer of concrete and cement	Mexico	4.3%
7. Wal-Mart de Mexico SAB de CV Operator of discount stores	Mexico	2.7%
8. Grupo Financiero Banorte SAB de CV Attracts deposits and offers financial services	Mexico	2.7%
9. Fomento Economico Mexicano SAB de CV Producer of beer, soft drinks and mineral water	Mexico	2.5%
10. All America Latina Logistica Transports freight	Brazil	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Equity Securities 94.5%
Argentina 3.7%
Banco Macro Bansud SA "B"	1,698,330	6,046,813
Nortel Inversora SA "B" (ADR) (Preferred)	33,663	431,156
Pampa Holding SA, 144A (GDR)*	127,230	2,862,109
Telecom Argentina SA "B"*	957,175	4,275,454
Tenaris SA	208,970	4,782,061
Tenaris SA (ADR)	345,900	16,035,924
(Cost $16,188,884)		34,433,517
Bermuda 1.6%
Credicorp Ltd. of Peru	202,200	10,550,796
Dufry South America Ltd. (BDR)*	228,700	4,335,065
(Cost $9,650,372)		14,885,861
Brazil 49.9%
All America Latina Logistica (Unit)	1,786,700	20,865,799
Aracruz Celulose SA "B" (ADR) (Preferred)	44,500	2,447,055
Banco Bradesco SA (ADR) (Preferred)	2,320,800	49,247,376
Banco do Brasil SA	171,400	5,873,389
Banco Itau Holding Financeira SA (ADR) (Preferred)	365,800	14,112,564
Banco Itau Holding Financeira SA (Preferred)	727,080	27,993,529
Bematech Industria e Comercio de Equipamentos Eletronicos SA*	291,800	2,340,319
Brasil Telecom SA (Preferred)	36,511,333	228,297
Braskem SA "A" (Preferred)	52	444
Companhia de Bebidas das Americas (ADR) (Preferred)	185,400	10,831,068
Companhia de Concessoes Rodoviarias	258,900	4,049,654
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	2,311,100	79,016,509
Companhia Vale do Rio Doce "A" (Preferred)	71,378	2,470,520
Companhia Vale do Rio Doce (ADR)	1,177,500	47,818,275
Cyrela Brazil Realty SA	660,700	6,928,713
Duratex SA (Preferred)	91,100	2,018,813
Equatorial Energia SA (Unit)	392,900	3,810,807
Gafisa SA*	529,900	7,466,761
GVT Holding SA*	324,500	4,105,977
JBS SA*	1,088,400	4,179,765
Localiza Rent a Car SA	577,200	5,925,173
Lojas Renner SA	547,900	7,755,465
Lupatech SA	445,200	8,427,916
Natura Cosmeticos SA	884,000	10,402,048
Net Servicos de Comunicacao SA (Preferred)*	556,012	8,513,600
Petroleo Brasileiro SA (ADR)	62,900	6,367,367
Petroleo Brasileiro SA (ADR) (Preferred)	675,200	60,241,344
Petroleo Brasileiro SA (Preferred)	990,088	22,033,370
Porto Seguro SA	157,800	5,430,663
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	174,000	16,888,440
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	123,000	5,843,878
Weg SA (Preferred)	442,500	3,660,086
Wilson Sons Ltd. (BDR)*	219,400	2,592,487
(Cost $209,355,414)		459,887,471
Chile 3.1%
Cencosud SA	2,124,300	8,205,364
Empresa Nacional de Electricidad SA (ADR)	160,600	7,793,918
Inversiones Aguas Metropolitanas SA	2,636,800	3,261,193
Lan Airlines SA (ADR)	126,800	9,275,420
(Cost $14,796,744)		28,535,895
Colombia 0.6%
Bancolombia SA (ADR) (Preferred) (Cost $5,752,704)	198,000	5,555,880
Mexico 33.5%
America Movil SAB de CV "L" (ADR)	2,318,500	121,790,805
Axtel SAB de CV "B"*	1,826,900	8,590,779
Cemex SAB de CV (ADR)*	1,224,076	39,782,470
Corporacion GEO SAB de CV "B"*	2,484,600	13,632,303
Desarrolladora Homex SAB de CV (ADR)*	127,800	7,417,512
Fomento Economico Mexicano SAB de CV (ADR) (Units)	211,460	22,772,127
Grupo Aeroportuario del Pacifico SA de CV "B" (ADR)	317,100	14,339,262
Grupo Aeroportuario del Sureste SAB de CV "B" (ADR)	207,400	9,996,680
Grupo FAMSA SA "A"*	677,300	4,081,648
Grupo Financiero Banorte SAB de CV "O"	5,685,800	24,717,258
Grupo Televisa SA (ADR)	138,700	3,890,535
Urbi, Desarrollo Urbanos, SA de CV*	3,056,600	12,768,510
Wal-Mart de Mexico SAB de CV "V"	6,429,429	25,231,865
(Cost $115,275,082)		309,011,754
Panama 0.6%
Copa Holdings SA "A" (Cost $4,068,803)	94,400	5,747,072
United States 1.5%
NII Holdings, Inc.* (Cost $9,540,578)	178,100	13,669,175
Total Equity Securities (Cost $384,628,581)		871,726,625

Cash Equivalents 5.6%
Cash Management QP Trust, 5.31% (a) (Cost $52,040,580)	52,040,580	52,040,580
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $436,669,161)+	100.1	923,767,205
Other Assets and Liabilities, Net	(0.1)	(1,213,132)
Net Assets	100.0	922,554,073
* Non-income producing security.
+ The cost for federal income tax purposes was $438,348,627. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $485,418,578. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $487,707,930 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,289,352.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

BDR: Bearer Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $384,628,581)	$ 871,726,625
Investment in Cash Management QP Trust (cost $52,040,580)	52,040,580
Total investments in securities, at value (cost $436,669,161)	923,767,205
Cash	3,292
Foreign currency, at value (cost $396,599)	403,461
Dividends receivable	2,887,371
Interest receivable	173,449
Receivable for Fund shares sold	1,091,203
Other assets	51,614
Total assets	928,377,595
Liabilities
Payable for investments purchased	2,625,662
Payable for Fund shares redeemed	1,776,203
Accrued management fee	841,370
Other accrued expenses and payables	580,287
Total liabilities	5,823,522
Net assets, at value	$ 922,554,073
Net Assets
Net assets consist of: Undistributed net investment income	1,198,370
Net unrealized appreciation (depreciation) on: Investments	487,098,044
Foreign currency related transactions	29,058
Accumulated net realized gain (loss)	73,751,544
Paid-in capital	360,477,057
Net assets, at value	$ 922,554,073

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($67,848,207 ÷ 1,082,315 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 62.69
Maximum offering price per share (100 ÷ 94.25 of $62.69)	$ 66.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,596,304 ÷ 138,977 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 61.85

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,045,563 ÷ 259,443 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 61.85
Class S Net Asset Value, offering and redemption price(a) per share ($830,063,999 ÷ 13,209,860 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 62.84
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,218,030)	$ 9,064,546
Interest — Cash Management QP Trust	387,488
Total Income	9,452,034
Expenses: Management fee	4,794,033
Administration fee	431,519
Services to shareholders	608,172
Custodian fee	298,267
Distribution service fees	182,349
Auditing	41,646
Legal	34,879
Directors' fees and expenses	15,287
Reports to shareholders	78,576
Registration fees	30,498
Other	49,304
Total expenses	6,564,530
Net investment income (loss)	2,887,504
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	83,185,901
Foreign currency related transactions (including CPMF tax of $180,466)	(541,715)
82,644,186
Net unrealized appreciation (depreciation) during the period on: Investments	89,618,690
Foreign currency related transactions	(17,175)
89,601,515
Net gain (loss) on investment transactions	172,245,701
Net increase (decrease) in net assets resulting from operations	$ 175,133,205

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ 2,887,504	$ 6,593,182
Net realized gain (loss) on investment transactions	82,644,186	98,135,025
Net unrealized appreciation (depreciation) on investment transactions during the period	89,601,515	120,650,901
Net increase (decrease) in net assets resulting from operations	175,133,205	225,379,108
Distributions to shareholders from: Net investment income: Class A	(264,037)	(397,260)
Class B	—	(3,205)
Class C	—	(13,473)
Class M	—	(210,165)
Class AARP	—	(191,461)
Class S	(5,547,615)	(6,971,502)
Net realized gains: Class A	(6,863,224)	(2,305,565)
Class B	(1,104,858)	(402,564)
Class C	(1,704,572)	(437,209)
Class M	—	(997,422)
Class AARP	—	(939,573)
Class S	(84,570,153)	(33,115,910)
Fund share transactions: Proceeds from shares sold	71,425,131	163,875,954
Reinvestment of distributions	94,022,657	43,537,394
Cost of shares redeemed	(108,983,630)	(211,347,743)
Redemption fees	35,714	118,093
Net increase (decrease) in net assets from Fund share transactions	56,499,872	(3,816,302)
Increase (decrease) in net assets	131,578,618	175,577,497
Net assets at beginning of period	790,975,455	615,397,958
Net assets at end of period (including undistributed net investment income of $1,198,370 and $4,122,518, respectively)	$ 922,554,073	$ 790,975,455

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 57.68	$ 44.84	$ 27.80	$ 21.59	$ 15.21	$ 17.36
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.34	.47	.54	.22	.14
Net realized and unrealized gain (loss) on investment transactions	12.01	15.72	16.99	6.05	6.26	(2.10)
Total from investment operations	12.15	16.06	17.46	6.59	6.48	(1.96)
Less distributions from: Net investment income	(.27)	(.47)	(.42)	(.38)	(.10)	(.27)
Net realized gains on investment transactions	(6.87)	(2.76)	—	—	—	—
Total distributions	(7.14)	(3.23)	—	—	—	—
Redemption fees	.00***	.01	.00***	—	.00***	.08
Net asset value, end of period	$ 62.69	$ 57.68	$ 44.84	$ 27.80	$ 21.59	$ 15.21
Total Return (%)[c]	22.78**	37.66	63.44	30.85[d]	42.72[d]	(11.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68*	51	32	9	6.23
Ratio of expenses before expense reductions (%)	1.72*	1.82	1.81	1.99	2.17	2.18
Ratio of expenses after expense reductions (%)	1.72*	1.82	1.81	1.91	2.14	2.18
Ratio of net investment income (loss) (%)	.47*	.65	1.40	2.24	1.29	.83
Portfolio turnover rate (%)	53*	70	73	62	24	22
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 56.99	$ 44.28	$ 27.71	$ 21.51	$ 15.18	$ 17.32
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.09)	.15	.34	.07	.04
Net realized and unrealized gain (loss) on investment transactions	11.85	15.57	16.84	6.04	6.26	(2.14)
Total from investment operations	11.73	15.48	16.99	6.38	6.33	(2.10)
Less distributions from: Net investment income	—	(.02)	(.42)	(.18)	—	(.12)
Net realized gains on investment transactions	(6.87)	(2.76)	—	—	—	—
Total distributions	(6.87)	(2.78)	—	—	—	—
Redemption fees	.00***	.01	.00***	—	.00***	.08
Net asset value, end of period	$ 61.85	$ 56.99	$ 44.28	$ 27.71	$ 21.51	$ 15.18
Total Return (%)[c]	22.20**	36.52[d]	61.94	29.82[d]	41.70[d]	(11.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	4.4		.22	.04
Ratio of expenses before expense reductions (%)	2.65*	2.68	2.73	3.09	3.00	2.98
Ratio of expenses after expense reductions (%)	2.65*	2.67	2.73	2.76	2.96	2.98
Ratio of net investment income (loss) (%)	(.46)*	(.20)	.48	1.39	.47	.03
Portfolio turnover rate (%)	53*	70	73	62	24	22
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 56.96	$ 44.29	$ 27.62	$ 21.45	$ 15.14	$ 17.28
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.07)	.17	(.07)[e]	.08	.05
Net realized and unrealized gain (loss) on investment transactions	11.86	15.57	16.86	6.43	6.23	(2.15)
Total from investment operations	11.76	15.50	17.03	6.36	6.31	(2.10)
Less distributions from: Net investment income	—	(.08)	(.36)	(.19)	—	(.12)
Net realized gains on investment transactions	(6.87)	(2.76)	—	—	—	—
Total distributions	(6.87)	(2.84)	—	—	—	—
Redemption fees	.00***	.01	.00***	—	.00***	.08
Net asset value, end of period	$ 61.85	$ 56.96	$ 44.29	$ 27.62	$ 21.45	$ 15.14
Total Return (%)[c]	22.25**	36.61[d]	62.19	29.77[d]	41.68[d]	(11.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	6.5		.22	.01
Ratio of expenses before expense reductions (%)	2.57*	2.62	2.60	2.92	2.97	2.95
Ratio of expenses after expense reductions (%)	2.57*	2.62	2.60	2.72	2.92	2.95
Ratio of net investment income (loss) (%)	(.38)*	(.15)	.61	(6.62)[e]	.51	.06
Portfolio turnover rate (%)	53*	70	73	62	24	22
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other classes during the year due to the timing of subscriptions and redemptions of this class in relation to the operating results of the Fund.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 57.90	$ 44.98	$ 27.84	$ 21.62	$ 15.23	$ 17.39
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.49	.58	.59	.26	.21
Net realized and unrealized gain (loss) on investment transactions	12.05	15.76	16.99	6.06	6.27	(2.12)
Total from investment operations	12.26	16.25	17.57	6.65	6.53	(1.91)
Less distributions from: Net investment income	(.45)	(.58)	(.43)	(.43)	(.14)	(.33)
Net realized gain on investment transactions	(6.87)	(2.76)	—	—	—	—
Total distributions	(7.32)	(3.34)	(.43)	(.43)	(.14)	(.33)
Redemption fees	.00***	.01	.00***	—	.00***	.08
Net asset value, end of period	$ 62.84	$ 57.90	$ 44.98	$ 27.84	$ 21.62	$ 15.23
Total Return (%)	22.91**	38.06	63.76	31.09[c]	43.19[c]	(10.89)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	830	718	543	351	298	228
Ratio of expenses before expense reductions (%)	1.47*	1.54	1.60	1.81	1.92	1.91
Ratio of expenses after expense reductions (%)	1.47*	1.54	1.60	1.75	1.90	1.91
Ratio of net investment income (loss) (%)	.72*	.93	1.61	2.40	1.53	1.10
Portfolio turnover rate (%)	53*	70	73	62	24	22
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Latin America Equity Fund (the "Fund") is a non-diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares, which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund has an inherited net tax basis capital loss carryforward of approximately $7,202,000 from a prior year merger which may be applied against certain realized net taxable capital gains each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") transaction tax which is applied to Brazilian Real exchange transactions representing capital inflows or outflows to the Brazilian market.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $223,357,904 and $304,884,074, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	1.165%
Over $400 million of such net assets	1.065%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 1.11% of the Fund's average daily net assets.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.73%
Class C	2.73%
Class S	1.60%

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $431,519, of which $75,894 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2007
Class A	$ 37,730	$ 16,296
Class B	13,297	13,647
Class C	15,344	9,136
Class S	345,060	124,975
	$ 411,431	$ 164,054

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 34,346	$ 4,963
Class C	57,278	9,290
	$ 91,624	$ 14,253

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 62,031	$ 24,159.20%
Class B	10,753	3,328.24%
Class C	17,941	6,200.24%
	$ 90,725	$ 33,687

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $21,465.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and Class C shares aggregated $18,418 and $11,254, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $1,948 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operation under "reports to shareholders" aggregated $12,444, of which $13,320 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have their prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated Funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	535,439	$ 31,846,301	1,174,661	$ 61,532,694
Class B	57,016	3,367,630	179,258	9,086,056
Class C	78,523	4,654,357	263,097	13,632,119
Class M*	—	—	388	18,828
Class AARP*	—	—	207,239	10,691,732
Class S	530,735	31,556,843	1,324,868	68,914,525
		$ 71,425,131		$ 163,875,954
Shares issued to shareholders in reinvestment of distributions
Class A	109,877	$ 6,096,702	54,686	$ 2,511,261
Class B	18,550	1,019,080	8,712	398,211
Class C	26,240	1,441,019	8,209	374,761
Class M*	—	—	16,052	745,801
Class AARP*	—	—	23,638	1,089,958
Class S	1,537,774	85,465,856	835,342	38,417,402
		$ 94,022,657		$ 43,537,394
Shares redeemed
Class A	(448,308)	$ (25,631,818)	(1,063,784)	$ (54,570,902)
Class B	(75,637)	(4,256,856)	(130,948)	(6,899,500)
Class C	(85,688)	(4,887,442)	(165,022)	(8,291,786)
Class M*	—	—	(50,263)	(2,620,778)
Class AARP*	—	—	(175,802)	(8,831,574)
Class S	(1,264,342)	(74,207,514)	(2,528,143)	(130,133,203)
		$ (108,983,630)		$ (211,347,743)
Shares converted*
Class M	—	$ —	(337,134)	$ (18,470,049)
Class AARP	—	—	(360,609)	(17,827,708)
Class S	—	—	702,056	36,297,757
		$ —		$ —
Redemption fees		$ 35,714		$ 118,093
Net increase (decrease)
Class A	197,008	$ 12,316,286	165,563	$ 9,491,928
Class B	(71)	130,957	57,022	2,587,395
Class C	19,075	1,212,205	106,284	5,727,666
Class M*	—	—	(370,957)	(20,326,198)
Class AARP*	—	—	(305,534)	(14,871,505)
Class S	804,167	42,840,424	334,123	13,574,412
		$ 56,499,872		$ (3,816,302)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP and Class M shares of the Fund into the Class S shares of the Fund. These conversions were completed on July 14, 2006 and August 18, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SLANX	SLAOX	SLAPX
CUSIP Number	23337R 775	23337R 767	23337R 759
Fund Number	474	674	774
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SLAFX
Fund Number	2074

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc.,DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007